UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2013 (June 20, 2013)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

COMPETITIVE TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-8696

36-2664428

(COMMISSION FILE NUMBER)

(IRS EMPLOYER IDENTIFICATION NO.)

1375 Kings Highway East, Fairfield, Connecticut 06824

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

(203) 368-6044

Registrant's telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

On June 20, 2013, Competitive Technologies, Inc. (the “Company”) held its annual meeting of shareholders.  At the meeting, the following issues were submitted to a vote:

Election of Directors

Peter Brennan, Robert G. Moussa, Carl D. O’Connell, Stanley Yarbro and Rustin Howard were nominated to be reelected as the directors of the Company.  Votes were as follows:

For

Withheld

Peter Brennan

1,445,270

204,349

Rustin R. Howard

1,368,431

281,188

Robert G. Moussa

1,478,516

171,103

Carl D. O’Connell

1,478,516

171,103

Stanley K. Yarbro, Ph.D.

1,478,516

171,103

Ratification of Auditors

The shareholders voted for the ratification of Mayer, Hoffman McCann, CPAs as the Company's independent registered public accounting firm.  Votes were as follows:

For

Against

Abstain

11,984,985

558,315

147,488

Advisory Vote Executive Compensation

The shareholders voted on an advisory vote to approve the compensation of our named executive officers.  Votes were as follows:

For

Against

Abstain

1,480,654

151,165

17,800

Frequency of Shareholder Voting on Executive Compensation

The shareholders voted on an advisory vote for recommendation regarding frequency of shareholder voting on executive compensation.  Votes were as follows:

1 year

2 years

3 years

Abstain

252,008

143,781

549,227

704,603

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

(Registrant)

Dated: June 27, 2013

By:  /s/ Carl D. O’Connell

Carl D. O’Connell

Chief Executive Officer